Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes
6.	Income Taxes

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was enacted in response to the COVID-19 pandemic. Among other things, the CARES Act provided the ability for taxpayers to carryback a net operating loss (“NOL”) arising in a taxable year beginning after December 31, 2017 and before January 1, 2021 to each of the five years preceding the year of the loss. The Company generated a significant NOL during its tax year ended March 31, 2019 and filed a carryback claim in June 2020 for this NOL. As a result of the carryback claim, the Company recorded an income tax benefit of $6.6 million on its condensed consolidated statement of operations for the nine months ended September 30, 2020, resulting from the difference in the current U.S. federal tax rate of 21% and the tax rate of 35% applicable in the carryback year.

The Company’s 2017 federal income tax return was selected for examination by the IRS in 2018. As a result of the examination, an adjustment related to the value allocated to the developed technology for tax purposes was potentially required. During 2019, the Company settled the 2017 examination and agreed to a reduction in the developed technology value from $210 million to $188 million for federal income tax purposes. As a result of this change in the value of the acquired developed technology, the Company has reduced its NOL carryforwards by approximately $2.8 million for previously taken amortization and increased the deferred tax liability related to the revised developed technology tax basis by approximately $4.6 million. In addition, the Company will no longer receive the tax basis upon payment of the Tax Receivable Agreement (“TRA”) liability, as the related deferred tax asset of $4.7 million for the TRA was also written off during 2019. The adjustments resulting from the change in developed technology value have been recorded as an income tax expense for the nine months ended September 30, 2019.

6.	Income Taxes

The provision for income taxes charged to operations consists of the following for the years ended December 31, (in thousands):

	2018	2019
Current Expense:
Federal	$31	$1,709
State	99	803

	130	2,512
Deferred Expense (Benefit):
Federal	(15,955)	20,576
State	(4,107)	1,746

	(20,062)	22,322

Total Income Tax Expense (Benefit)	$(19,932)	$24,834

Significant components of the Company’s deferred tax assets and liabilities are as follows as of December 31, (in thousands):

	2018	2019
Deferred Tax Assets:
Bad debts	$1,817	$37
Inventories	1,116	1,632
Accrued warranties	447	599
Accrued compensation	613	843
Contingent Consideration - TRA	4,654	—
Net operating loss	11,169	795
Disallowed interest	4,345	—
Other	589	124

Deferred Tax Assets	24,750	4,030
Valuation allowance	(253)	(208)

Deferred Tax Assets, net	24,497	3,822

Deferred Tax Liabilities:
Property, plant, and equipment	(1,217)	(1,093)
Intangible assets	(16,811)	(18,582)

Deferred Tax Liabilities	(18,028)	(19,675)

Deferred Tax Asset (Liability), net	$6,469	$(15,853)

A reconciliation of income tax expense (benefit) computed at the federal statutory rate of 21% for the years ended December 31, 2018 and 2019 to actual income tax expense at the Company’s effective rate is as follows (in thousands):

	2018	2019
Income tax expense (benefit) at federal statutory rate	$(16,947)	$13,562
State income taxes	(3,365)	2,049
Permanent differences:
Derecognition of tax assets from IRS examination	—	9,284
Equity based compensation	—	168
Contingent consideration	49	134
Credits	—	(284)
Other nondeductible expenses	48	40
Foreign income benefit	—	(155)
Change in valuation allowance	253	(45)
Other	30	81

Total Income Tax Expense (Benefit)	$(19,932)	$24,834

The Company files income tax returns in the U.S. federal jurisdiction and in multiple states. The Company is no longer subject to U.S. federal and state income tax examinations by tax authorities for years before 2014.

As of December 31, 2019, the Company has no federal income tax net operating loss (“NOL”) carryforwards. The Company has state income tax NOL carryforwards of approximately $14.7 million that will expire in future years beginning in 2036.

The Company’s 2017 federal income tax return was selected for examination by the IRS in 2018. As a result of the examination, an adjustment related to the value allocated to the developed technology for tax purposes was potentially required. During 2019, the Company settled the 2017 examination and agreed to a reduction in the developed technology value from $210 million to $188 million for federal income tax purposes. As a result of this change in the value of the acquired developed technology, the Company has reduced its NOL carryforwards by approximately $2.8 million for previously taken amortization and increased the deferred tax liability related to the revised patent tax basis by approximately $4.6 million. In addition, the Company will no longer receive the tax basis upon payment of the Tax Receivable Agreement (“TRA”) liability, as the related deferred tax asset of $4.7 million for the TRA was also written off during 2019. The adjustments resulting from the change in patent value have been recorded as an income tax expense in the above rate reconciliation for the year ended December 31, 2019.

TRA - Refer to Note 12, Commitments and Contingencies, for detail on the TRA, which was contingent consideration at the time of the Array acquisition.

Realization of deferred tax assets associated with net operating loss carryforwards is dependent upon generating sufficient taxable income in the appropriate jurisdictions prior to their expirations, if any expiration. The existence of reversing temporary differences supports the recognition by the Company of certain deferred tax assets. It is not more likely than not that those deferred tax assets from certain state net operating loss carryforwards would be realized due to the Company’s lack of earnings history and as such the Company has established a valuation allowance of $253 thousand and $208 thousand for the years ended December 31, 2018 and 2019, respectively.

ASC 740, Income Taxes, addresses the determination of how tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. In accordance with ASC 740, the Company must recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by taxing authorities, based on the technical merits of the position. The Company’s assessments of its tax positions in accordance with ASC 740 did not result in changes that had a material impact on results of operations, financial condition or liquidity. The Company has no unrecognized income tax benefits at either December 31, 2018 or 2019.